UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2002

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
November 20, 2002

Item 5. Other Events and Regulation FD Disclosure

First Midwest Bancorp, Inc. today announced that it has changed its 2003 Annual Shareholders' Meeting date from April 23, 2003 to May 20, 2003.

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 9.	Regulation FD Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: November 20, 2002	/s/ MICHAEL L. SCUDDER
Michael L. Scudder Executive Vice President

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